UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 W. Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 W. Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period: June 1, 2014 - November 30, 2014

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC
OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gof, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

November 30, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2014.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value will be achieved. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2014, the Fund provided a total return based on market price of 5.69% and a total return based on NAV of 2.18%. NAV performance data reflects fees and expenses of the Fund.

As of November 30, 2014, the Fund’s market price of $21.89 represented a premium of 9.94% to its NAV of $19.91. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

From June 2014 through November 2014, the Fund paid a monthly distribution of $0.1821. The November distribution represents an annualized distribution rate of 9.98% based on the Fund’s closing market price of $21.89 on November 30, 2014. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 35 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Strategic Opportunities Fund

December 31, 2014

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 3

QUESTIONS & ANSWERS	November 30, 2014

Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director; and James W. Michal, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended November 30, 2014.

What is the Fund’s investment objective and how is it pursued?

The Guggenheim Strategic Opportunities Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value of the Fund’s portfolio investments will be achieved.

GPIM seeks to combine a credit-managed fixed income portfolio with access to a diversified pool of alternative investments and equity strategies.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities,” exposure to which is obtained primarily by investing in exchange-traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

Under normal market conditions:

•  The Fund may invest up to 60% of its total assets in fixed income securities rated below investment grade (commonly referred to as “junk bonds”); the Fund may invest in below-investment grade income securities of any rating;

•  The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed income securities of issuers located in emerging markets;

• The Fund may invest up to 50% of its total assets in common equity securities; and

•  The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What were the significant events affecting the economy and market environment over the past six months?

The U.S. economy continued to grow through the six months ended November 30, 2014, despite volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing.

U.S. economic data remain strong, with third quarter GDP growing at an annualized rate of 3.5%. Among the highlights were strong net exports and unemployment that had fallen faster than expected and consumer confidence at seven year highs. While falling oil prices are helping consumer spending in the near term, they could be signaling that the global economy is not growing fast enough.

The U.S. is adding close to 225,000 jobs per month on average in 2014, considerably more than the 2013 monthly average of 194,000. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below 5.5%, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Federal Reserve (the “Fed”). An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	November 30, 2014

The economies of Europe and Asia continue to deteriorate. The European Central Bank (“ECB”) is desperately trying to figure out how to get liquidity into the financial system, as their current program is not large enough to boost growth. Germany just barely avoided a recession in the third quarter. The Japanese economy now is officially in a recession as the first two arrows of Abenomics, monetary accommodation and fiscal stimulus, were relatively easy, but the third arrow of structural reform has been much more elusive.

Overseas geopolitical concerns and comparatively attractive yields have pushed global investors to U.S. Treasuries. Such “beggar thy neighbor” policies from Europe and Asia were a driving force behind the most recent rally in U.S. fixed income, and indicate that U.S. long-term rate should continue to be well supported. Momentum in the U.S. continued into the fourth quarter, with December’s seasonal effects and the boost from declining fuel prices. Fed tightening expectations continue to decrease on the back of concerns about a global growth slowdown.

For the six months ended November 30, 2014, the Standard & Poor’s 500 Index returned 8.58%; the Barclays U.S. Aggregate Bond Index returned 1.92%; and the Barclays 1–3 Month U.S. Treasury Bill Index returned 0.01%. All returns are total return.

How did the Fund perform for the six months ended November 30, 2014?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2014, the Fund provided a total return based on market price of 5.69% and a total return based on NAV of 2.18%. NAV performance data reflects fees and expenses of the Fund.

As of November 30, 2014, the Fund’s market price of $21.89 represented a premium of 9.94% to its NAV of $19.91. As of May 31, 2014, the Fund’s market price of $21.83 represented a premium of 6.18% to its NAV of $20.56. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

From June 2014 through November 2014, the Fund paid a monthly distribution of $0.1821. The November distribution represents an annualized distribution rate of 9.98% based on the Fund’s closing market price of $21.89 on November 30, 2014. The Fund’s distribution rate is not constant and is subject to change based on the performance of the Fund.

Why did the Fund accrue excise tax during the period?

While the Fund generally intends to distribute income and capital gains in the manner necessary to minimize imposition of the 4% excise tax imposed on a registered investment company that does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year), there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In certain circumstances, the Fund may elect to retain income or capital gain and pay the excise tax on such undistributed amount, to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the best interest of shareholders at that time.

What influenced performance over the period?

Credit-spread and risk assets continued to find investor favor through the six months ended November 30, 2014 despite periods of volatility. Additional liquidity from central banks outside the U.S. supported foreign capital flows into U.S. assets, which, along with the search for yield among U.S. investors, was positive for fixed income. However, just as the market appeared to be growing complacent in the third quarter of 2014, leveraged credit had its first correction in nearly a year, as mutual fund investors withdrew from the sector amid concerns about frothy valuations and talk of a credit bubble. Volatility spread across risk assets, including equities.

The events that drove spread widening in the third quarter showed that investors are becoming increasingly reactive to factors outside of the fundamentals that underscore a generally positive outlook on credit. Even though U.S. economic data was mixed in September, it had been strong year to date, and the improving health of the U.S. economy and low interest rates underscored our expectation that spreads can compress further. Volatility is likely to continue, but as the economy improves, brief periods of spread widening could present buying opportunities.

The asset backed security (ABS) sector contributed positively for the period, as reflected in the 1.04% gain of the BofA Merrill Lynch ABS Master BBB-AA Index. Credit performance across the commercial ABS and collateralized loan obligation (CLO) sectors remained strong given benign credit conditions and improving collateral valuations across the U.S. economy. 2014 issuance is well ahead of 2013’s pace and likely to break 2012’s post-crisis peak.

Residential mortgage-backed securities (RMBS) also contributed to return for the period. Housing activity has been uneven, as price appreciation has been slowing and sales remain below the post-crisis peak in 2013, despite attractive mortgage rates. We continue to see opportunities in floating rate non-Agency RMBS, an area of fixed income that we believe will benefit as the housing market continues its recovery.

High yield corporate bonds and bank loans had strong performance through the first half of 2014. As upside potential declined in the leveraged credit space, the Fund rotated into higher quality credits. With the onset of a leveraged credit sell-off in the third quarter, the Fund was able to add exposure back to many of the names it had sold several months before. The Barclays U.S. Corporate High Yield Index returned -0.60% for the six-month period. The Credit Suisse Leveraged Loan Index returned 1.02%.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	November 30, 2014

Discuss the Fund’s approach to duration.

Although the Fund has no set policy regarding portfolio duration or maturity, the Fund currently maintains a low-duration target, but adds opportunistically to duration when it can take advantage of short-term fluctuations in interest rates. Our view continues to be that rates will remain range bound, as the Fed continues to keep short-term interest rates anchored for an extended period of time.

What is the overall credit quality of the portfolio?

The Fund has the ability to invest up to 60% of its total assets in below investment grade securities of any rating (including securities rated below ‘CCC’ by Moody’s or ‘Caa2” by S&P or that, at the time of purchase, are in default). As of the Fund’s fiscal year end, approximately 51% of the Fund’s total assets were invested in below-investment grade securities. The Fund continues to pursue a relative value based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities that deviate from their perceived value and/or historical norms. The Fund’s flexibility to invest in equity securities and income securities across the credit rating spectrum gives the Fund the ability to more effectively pursue this strategy.

How is the Fund positioned as of the end of the period?

The Fund remains relatively short duration and overweight floating rate securities. This is in line with our view that interest rates will remain low but volatile for an extended time, and meets investors’ need to protect against the inevitable volatility associated with an eventual change in policy from the Fed. The Fed is not expected to raise rates until the second half of 2015, if not 2016. However, we believe that the market should continue to focus on factors outside of the fundamentals that underscore our positive outlook on credit, and in this environment we believe that floating rate assets should outperform.

The Fund remains significantly invested in ABS, bank loans, and nonAgency RMBS, sectors that benefit from a low duration and where, in those deals on which we are constructive on credit, we see room for further spread tightening as the U.S. economy continues to improve.

What is the Fund’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of November 30, 2014, the amount of leverage was approximately 32% of total managed assets. GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading financial institution. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The BofA/ML ABS Master AA-BBB Index is a subset of the BofA Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an Index designed to mirror the investable universe of the $US-denominated leveraged loan market.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.

6 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2014

Fund Statistics
Share Price	$21.89
Net Asset Value	$19.91
Premium to NAV	9.94%
Net Assets ($000)	$328,027

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED NOVEMBER 30, 2014

	Six				Since
	Month	One	Three	Five	Inception
	(non-annualized)	Year	Year	Year	(07/26/07)
NAV	2.18%	8.99%	13.45%	15.77%	11.86%
Market	5.69%	13.48%	13.40%	17.74%	12.81%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Ten Largest Holdings
(% of Total Net Assets)
SPDR S&P 500 ETF Trust	9.4%
Powershares QQQ Trust Series 1	3.8%
SPDR Dow Jones Industrial Average ETF Trust	2.8%
Rockwall CDO II Ltd. — Class A1LA	2.4%
Goldman Sachs Group, Inc.	2.0%
Fortress Credit Opportunities — Class A1	2.0%
Citigroup, Inc.	1.9%
Airplanes Pass Through Trust — Class A9	1.6%
Citigroup Mortgage Loan Trust 2006-FX1 — Class A7	1.4%
Gramercy Real Estate CDO 2007-1 Ltd. — Class A1	1.3%
Top Ten Total	28.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Holdings Diversification
(Market Exposure as a % of Net Assets)	% of Net Assets
Investments:
Asset Backed Securities	47.0%
Corporate Bonds	42.7%
Senior Floating Rate Interests	26.1%
Exchange Traded Funds	18.9%
Preferred Stocks	7.3%
Collateralized Mortgage Obligations	4.1%
Municipal Bonds	2.1%
Foreign Government Bonds	1.0%
Money Market Fund	0.2%
Common Stocks	0.1%
Warrants	0.0%*
Total Investments	149.5%
Call Options Written	-0.2%
Other Assets & Liabilities, net	-49.3%
Net Assets	100.0%

*Less than 0.1%

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 7

FUND SUMMARY (Unaudited) continued	November 30, 2014

8 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	November 30, 2014

	Shares	Value
COMMON STOCKS† - 0.1%
Communications - 0.1%
Cengage Learning Acquisitions, Inc.*	11,126	$ 294,171
Basic Materials - 0.0%**
Mirabela Nickel Ltd.*	5,244,841	156,170
Consumer, Cyclical - 0.0%**
Global Aviation Holdings, Inc. — Class A*,†††,1	32,331	3
Deb Stores Holding LLC*,†††,1	9,389	–
Total Consumer, Cyclical		3
Total Common Stocks
(Cost $2,144,013)		450,344
PREFERRED STOCKS† - 7.3%
Financial - 5.8%
Goldman Sachs Group, Inc.
5.50%2,3	269,144	6,505,210
Aspen Insurance Holdings Ltd.
5.95%3	124,000	3,217,800
Morgan Stanley
6.38%*,3	60,000	1,542,000
7.13%3	28,000	775,040
PNC Financial Services Group,
6.13%2,3	69,000	1,897,500
Wells Fargo & Co.
5.85%2,3	60,000	1,548,600
Kemper Corp.
7.38%	49,102	1,266,832
Cobank ACB
6.20%*,3	7,000	703,500
Aegon N.V.
6.38%2	20,000	511,200
Falcons Funding Trust I
8.88%3,5	500	510,500
AgriBank FCB
6.88%2,3	4,000	421,875
City National Corp.
6.75%2,3	12,000	353,880
Total Financial		19,253,937
Industrial - 1.1%
Seaspan Corp.
6.38%	98,000	2,469,600
9.50%	40,000	1,063,600
Total Industrial		3,533,200
Communications - 0.4%
Centaur Funding Corp.
9.08%2,5	1,000	1,262,500
Total Preferred Stocks
(Cost $23,068,158)		24,049,637
WARRANTS††† - 0.0%**
Alion Science & Technology Corp.
03/15/171	1,050	–
Total Warrants
(Cost $11)		–

	Shares	Value
EXCHANGE-TRADED FUNDS† - 18.9%
SPDR S&P 500 ETF Trust6	149,200	$ 30,914,240
Powershares QQQ Trust Series 16	118,400	12,551,584
SPDR Dow Jones Industrial Average ETF Trust6	51,900	9,243,390
SPDR S&P MidCap 400 ETF Trust6	11,700	3,076,164
Technology Select Sector SPDR Fund6	68,700	2,919,063
Consumer Discretionary Select Sector SPDR Fund6	21,900	1,572,639
Financial Select Sector SPDR Fund6	63,600	1,551,840
Total Exchange-Traded Funds
(Cost $59,095,899)		61,828,920
MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Prime Cash Management
Institutional Shares	698,376	698,376
Total Money Market Fund
(Cost $698,376)		698,376

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† - 47.0%
Rockwall CDO II Ltd.
2007-1A, 0.48% due 08/01/242,3,5	8,222,614	$ 7,960,314
Fortress Credit Opportunities
2005-1A, 0.57% due 07/15/192,3,5	7,232,416	6,498,326
Aaset
2014-1B, 7.38% due 12/15/293	4,000,000	4,019,200
2014-1A, 5.13% due 12/15/293	2,000,000	2,008,600
Airplanes Pass Through Trust
2001-1A, 0.70% due 03/15/192,3	12,703,316	5,335,393
Churchill Financial Cayman Ltd.
2007-1A, 2.82% due 07/10/193,5	3,500,000	3,280,550
2007-1A, 8.37% due 07/10/192,3,5	1,000,000	1,007,100
2007-1A, 1.47% due 07/10/192,3,5	1,000,000	956,900
Castlelake Aircraft Securitization Trust 2014-1
2014-1, 7.50% due 02/15/29	2,623,515	2,580,489
2014-1, 5.25% due 02/15/29	2,186,262	2,177,954
Citigroup Mortgage Loan Trust 2006-FX1
2006-FX1, 5.78% due 10/25/367	5,246,065	4,485,773
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.51% due 08/15/563,5	4,691,550	4,147,330
Attentus CDO III Ltd.
2007-3A, 0.49% due 10/11/422,3,5	4,790,435	4,119,774
Cedar Woods CRE CDO Ltd.
2006-1A, 0.42% due 07/25/51	4,500,143	4,018,628
RAIT CRE CDO I Ltd.
2006-1X, 0.48% due 11/20/46	3,106,835	2,808,268
ACAS CLO Ltd.
2012-1AR, 4.48% due 09/20/233,5	2,750,000	2,717,000
ARES XXVI CLO Ltd.
2013-1A, 0.00% due 04/15/255,8	3,700,000	2,680,650
N-Star REL CDO VIII Ltd.
2006-8A, 0.51% due 02/01/413,5	1,750,000	1,558,025
2006-8A, 0.44% due 02/01/413,5	1,090,328	1,027,307
Atlas Senior Loan Fund II Ltd.
2012-2A, 0.00% due 01/30/245,8	2,600,000	2,360,800

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† - 47.0% (continued)
SRERS Funding Ltd.
2011-RS, 0.40% due 05/09/463,5	2,438,991	$ 2,323,139
Carlyle Global Market Strategies CLO 2012-3 Ltd.
2012-3A, 0.00% due 10/14/245,8	2,600,000	2,290,340
Babcock & Brown Air Funding I Ltd.
2007-1A, 0.45% due 11/14/333,5	1,445,798	1,228,928
2007-1X, 0.45% due 11/14/33	1,124,510	955,833
321 Henderson Receivables III LLC
2008-1A, 10.81% due 01/15/505	500,000	770,900
2008-1A, 9.36% due 01/15/485	500,000	716,600
2008-1A, 8.37% due 01/15/465	500,000	692,800
Finn Square CLO Ltd.
2012-1A, 0.00% due 12/24/235,8	2,500,000	2,137,000
N-Star Real Estate CDO IX Ltd.,
0.47% due 02/01/41	2,284,517	2,114,321
Highland Park CDO I Ltd.
2006-1A, 0.56% due 11/25/513,5	2,200,745	2,109,414
Halcyon Structured Asset Management Long/Short CLO Ltd.
2007-1A, 2.53% due 08/07/212,5	2,100,000	2,085,300
2007-1A, 1.07% due 08/07/212,3,5	250,000	237,875
Structured Asset Securities Corporation
Mortgage Loan Trust 2006-BC6
2006-BC6, 0.32% due 01/25/37	2,500,000	2,078,580
Great Lakes CLO 2012-1 Ltd.
2012-1A, 0.00% due 01/15/235,8	2,500,000	2,041,500
Dryden Senior Loan Fund,
3.73% due 10/20/20	2,000,000	1,924,000
TCW Global Project Fund II Ltd.
2004-1A, 2.18% due 06/15/163,5	2,000,000	1,695,000
2004-1A, 1.58% due 06/24/163,5	156,720	155,639
KVK CLO 2013-1 Ltd.
0.00% due 04/14/25†††,5,8	2,300,000	1,824,590
Aircraft Certificate Owner Trust
2003-1A, 7.00% due 09/20/222,5	1,747,158	1,819,839
Structured Asset Securities Corporation
Mortgage Loan Trust 2006-OPT1
2006-OPT1, 0.41% due 04/25/363	2,000,000	1,797,808
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 5.00% due 10/22/263,5	1,750,000	1,704,850
Adams Outdoor Advertising, LP
2010-1, 10.76% due 12/20/402,5	1,100,000	1,156,734
2010-1, 8.84% due 12/20/402,5	500,000	536,475
GSAA Home Equity Trust 2006-18
2006-18, 6.00% due 11/25/367	2,342,148	1,609,105
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/382,5,7	1,584,896	1,606,688
Business Loan Express SBA Loan Trust 2006-1
2006-AA, 0.39% due 10/20/383,5	1,479,902	1,268,411
2007-AA, 0.56% due 10/20/402,3,5	382,002	277,563
Marathon CLO II Ltd.
2005-2A, 0.00% due 12/20/195,8	3,000,000	1,490,100
Rosedale CLO Ltd.
2006-A, 0.64% due 07/24/213,5	1,500,000	1,481,850

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† - 47.0% (continued)
MC Funding Limited / MC Funding 2006-1 LLC
2006-1A, 1.18% due 12/20/203,5	1,500,000	$ 1,471,350
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.13% due 10/15/263,5	1,500,000	1,453,050
TCW Global Project Fund III Ltd.
2005-1A, 5.79% due 09/01/17†††,5	1,000,000	955,600
2005-1A, 0.88% due 09/01/17†††,3,5	500,000	488,450
GoldenTree Loan Opportunities III Ltd.
2007-3A, 3.43% due 05/01/223,5	1,500,000	1,427,250
Cerberus Onshore II CLO LLC
2014-1A, 4.23% due 10/15/232,3,5	1,250,000	1,179,750
2014-1A, 3.73% due 10/15/232,3,5	250,000	243,325
ALM XIV Ltd.
2014-14A, 3.68% due 07/28/262,3,5	1,500,000	1,394,100
Ares XXV CLO Ltd.
2013-3A, 0.00% due 01/17/245,8	1,750,000	1,282,575
BBAM Acquisition Finance
5.38% due 09/17/16	1,032,144	1,037,304
6.25% due 09/17/16	250,000	241,250
Madison Park Funding VIII Ltd.
2014-8AR, 4.08% due 04/22/223,5	1,300,000	1,276,860
Glenn Pool Oil & Gas Trust
6.00% due 08/02/21†††	1,226,460	1,268,037
Keuka Park CLO Limited 2013-1
2013-1A, 0.00% due 10/21/245,8	1,500,000	1,242,300
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.47% due 07/25/253,5	750,000	718,800
2014-1A, 5.97% due 07/25/253,5	500,000	508,200
MCF CLO I LLC
2013-1A, 5.98% due 04/20/233,5	1,250,000	1,171,750
Aerco Ltd.
2000-2A, 0.61% due 07/15/25†††,3	2,489,658	1,120,346
KKR Financial CLO Ltd.
5.23% due 05/15/212	1,000,000	1,002,300
DIVCORE CLO Ltd.
2013-1A B, 4.05% due 11/15/322	1,000,000	1,000,600
West CLO 2013-1 Ltd.
0.00% due 11/07/253,5	1,350,000	994,140
Sound Point CLO Ltd.
2012-1A, 4.81% due 10/20/233,5	1,000,000	994,000
Cent CLO 16 LP
2014-16AR, 4.75% due 08/01/242,3,5	1,000,000	992,400
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.48% due 04/28/263,5	1,000,000	983,500
Cerberus Onshore II CLO 2 LLC
2014-1A D, 4.38% due 10/15/233,5	1,000,000	964,400
NewStar Commercial Loan Trust 2007-1
2007-1A, 1.53% due 09/30/222,3,5	500,000	471,000
2007-1A, 2.53% due 09/30/223,5	500,000	468,550
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 1.23% due 12/20/183,5	900,000	879,930
Turbine Engines Securitization Ltd.
2013-1A, 6.37% due 12/13/485	798,545	810,524

See notes to financial statements.

10 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† - 47.0% (continued)
Northwind Holdings LLC
2007-1A, 1.01% due 12/01/373,5	885,595	$ 805,891
Atlas Senior Loan Fund IV Ltd.
2014-2A, 2.93% due 02/17/262,3,5	850,000	802,230
Mountain View CLO III Ltd.
2007-3A, 0.57% due 04/16/213,5	800,000	784,160
Putnam Structured Product CDO 2002-1 Ltd.
2002-1A, 0.83% due 01/10/383,5	849,494	782,809
Katonah IX CLO Ltd.
2006-9A, 0.95% due 01/25/192,3,5	800,000	766,000
Carlyle Global Market Strategies CLO 2012-2 Ltd.
2014-2AR, 4.13% due 07/20/232,3,5	750,000	744,150
Neuberger Berman CLO Ltd.
2012-12A, 0.00% due 07/25/23†††,5,8	1,000,000	705,900
T2 Income Fund CLO Ltd.
2007-1A, 2.98% due 07/15/193,5	700,000	691,390
Wachovia Asset Securitization Issuance II LLC 2007-HE1 Trust
2007-HE1, 0.29% due 07/25/373,5	763,169	682,830
Credit Card Pass-Through Trust 2012-BIZ
2012-BIZ, 0.00%†††,5,4,8	758,110	671,382
Diversified Asset Securitization Holdings II, LP
2000-1A, 0.72% due 09/15/353,5	627,200	615,911
2000-1X, 0.72% due 09/15/353	37,240	36,570
Northwoods Capital VII Ltd.
2006-7A, 3.73% due 10/22/213,5	600,000	598,200
CIFC Funding 2012-II Ltd.
2012-2A, 4.48% due 12/05/243,5	610,000	596,397
GSAA Home Equity Trust 2007-7
2007-7, 0.42% due 07/25/372,3	681,548	574,013
Newstar Commercial Loan Funding 2014-1 LLC
2014-1A, 4.98% due 04/20/255	500,000	500,600
New Century Home Equity Loan Trust 2005-1
2005-1, 0.87% due 03/25/353	570,585	498,007
Liberty CLO Ltd.
2005-1A, 0.73% due 11/01/172,3,5	500,000	497,250
COA Summit CLO Limited 2014-1
2014-1A, 4.08% due 04/20/232,3,5	500,000	492,500
NXT Capital CLO 2013-1 LLC
2013-1A, 4.38% due 04/25/242,3,5	500,000	488,300
Great Lakes CLO 2014-1 Ltd.
2014-1A, 4.43% due 04/15/252,3,5	500,000	482,150
Marlborough Street CLO Ltd.
2007-1A, 0.98% due 04/18/192,3,5	500,000	476,700
Vega Containervessel plc
2006-1A, 5.56% due 02/10/212,5	475,907	469,911
MCF CLO IV LLC
2014-1A, 6.13% due 10/15/25†††,3,5	500,000	453,000
Connecticut Valley Structured Credit CDO III Ltd.
2006-3A, 6.67% due 03/23/232,5	441,767	438,586
Salus CLO 2012-1 Ltd.
2013-1AN, 6.98% due 03/05/212,3,5	400,000	395,720
Gramercy Park CLO Ltd.
2014-1AR, 4.27% due 07/17/232,3,5	400,000	393,800

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† - 47.0% (continued)
Airlie CLO
2006-2A, 0.98% due 12/20/202,3,5	400,000	$ 378,960
Structured Asset Receivables Trust Series 2005-1
2005-1A, 0.73% due 01/21/153,5	303,280	291,967
Golub Capital Partners CLO 18 Ltd.
2014-18A, 4.23% due 04/25/262,3,5	300,000	291,300
Putnam Structured Product CDO
2008-1A, 0.60% due 10/15/383,5	282,794	271,313
Insurance Note Capital VII
2005-1R1A, 0.48% due 06/09/332,3,5	270,400	255,528
Newstar Commercial Loan Funding 2013-1 LLC
2013-1A, 5.53% due 09/20/232,3,5	250,000	249,375
Hewett’s Island CDO Ltd.
2006-5A, 0.93% due 12/05/182,3,5	250,000	247,950
OFSI Fund Ltd.
2006-1A, 1.08% due 09/20/192,3,5	250,000	247,200
Gale Force CLO Ltd.
2007-3A, 0.93% due 04/19/212,3,5	250,000	233,450
Blade Engine Securitization Ltd.
2006-1A, 3.15% due 09/15/412,3,5	460,369	184,147
Silverleaf Finance Vii LLC
2010-A, 8.00% due 07/15/225	75,848	78,428
New Century Home Equity Loan Trust
2004-A, 0.10% due 08/25/343	54,891	55,062
Bush Truck Leasing LLC
2011-AA, 5.00% due 09/25/182,5	21,607	18,814
Blue Falcon
A-2, 3.15% due 12/25/162	9,359	9,329
Total Asset Backed Securities
(Cost $151,260,601)		154,178,384
CORPORATE BONDS†† - 42.7%
Financial - 21.6%
Citigroup, Inc.
5.34%2,4,9	6,575,000	6,114,749
Bank of America Corp.
5.20%2,4,9	2,000,000	1,834,000
5.12%2,4,9	1,500,000	1,451,250
6.24%2,4,9	1,150,000	1,143,531
6.50%4,9	1,000,000	1,028,750
JPMorgan Chase & Co.
5.00%2,4,9	3,100,000	3,044,200
6.10%2,4,9	1,000,000	1,012,500
Fifth Third Bancorp
4.89%2,4,9	3,000,000	2,909,700
5.10%2,4,9	1,000,000	938,750
Prudential Financial, Inc.
5.63% due 06/15/432,9	3,500,000	3,613,749
QBE Capital Funding III Ltd.
7.25% due 05/24/412,5,9	2,650,000	2,891,813
Wilton Re Finance LLC
5.87% due 03/30/332,5,9	2,750,000	2,885,509
HSBC Holdings plc
6.37%2,4,9	2,500,000	2,557,500

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
CORPORATE BONDS†† - 42.7% (continued)
Financial - 21.6% (continued)
Customers Bank
6.12% due 06/26/295,9	2,500,000	$ 2,543,750
Barclays plc
6.63%2,4,9	1,362,000	1,323,183
8.25%2,4,9	950,000	987,882
AmTrust Financial Services, Inc.
6.12% due 08/15/232	2,000,000	2,110,380
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
6.00% due 08/01/202	2,000,000	2,082,400
Nordea Bank AB
6.12%2,4,5,9	2,000,000	2,004,000
EPR Properties
5.75% due 08/15/222	1,500,000	1,656,239
Cadence Bank North America
6.24% due 06/28/292,5,9	1,600,000	1,632,000
Credit Acceptance Corp.
6.12% due 02/15/212,5	1,500,000	1,560,000
Lock AS
7.00% due 08/15/21	1,200,000 EUR	1,559,216
Fidelity & Guaranty Life Holdings, Inc.
6.37% due 04/01/212,5	1,450,000	1,544,250
Pacific Premier Bancorp, Inc.
5.75% due 09/03/245	1,500,000	1,530,000
Credit Suisse Group AG
6.24%2,4,5,9	1,550,000	1,507,375
RBS Capital Trust II
6.43%2,4,9	1,400,000	1,463,000
Cadence Financial Corp.
4.87% due 06/28/192,5	1,350,000	1,363,500
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/212,5	1,000,000	962,500
7.37% due 04/01/202,5	350,000	337,750
MetLife Capital Trust IV
7.87% due 12/15/372,5	1,000,000	1,285,000
KeyCorp Capital III
7.75% due 07/15/292	1,000,000	1,268,395
Schahin II Finance Company SPV Ltd.
5.87% due 09/25/222,5	1,259,067	1,107,978
National Life Insurance Co.
10.50% due 09/15/392,5	700,000	1,085,064
AXA S.A.
6.38%2,4,5,9	1,000,000	1,080,000
Corporation Financiera de Desarrollo S.A.
5.24% due 07/15/292,5,9	1,000,000	1,033,000
Wells Fargo & Co.
5.90%2,4,9	1,000,000	1,028,750
Voya Financial, Inc.
5.65%2,4,9	1,000,000	997,500
Ironshore Holdings US, Inc.
8.50% due 05/15/202,5	800,000	969,178

	Face
	Amount~	Value
CORPORATE BONDS†† - 42.7% (continued)
Financial - 21.6% (continued)
Pacific Beacon LLC
5.63% due 07/15/515	730,653	$ 661,497
Scottrade Financial Services, Inc.
6.12% due 07/11/212,5	500,000	525,765
Tri-Command Military Housing LLC
5.38% due 02/15/485	565,714	521,113
Cabot Financial Luxembourg S.A.
6.50% due 04/01/215	350,000 GBP	518,043
Greystar Real Estate
8.25% due 12/01/225	500,000	511,250
Nationwide Mutual Insurance Co.
9.38% due 08/15/392,5	250,000	390,890
Jefferies LoanCore LLC / JLC Finance Corp.
6.87% due 06/01/202,5	400,000	380,000
Prosight Global Inc.
7.50% due 11/26/20†††	250,000	258,425
LCP Dakota Fund
10.00% due 08/17/15	46,200	46,200
12.50% due 08/17/15	33,000	32,997
Total Financial		71,294,471
Energy - 5.6%
ContourGlobal Power Holdings S.A.
7.12% due 06/01/192,5	2,200,000	2,238,170
Gibson Energy, Inc.
6.75% due 07/15/212,5	2,000,000	2,105,000
Penn Virginia Resource Partners Limited
Partnership / Penn Virginia Resource Finance Corp.
8.37% due 06/01/202	1,849,000	2,006,165
Keane Group Holdings LLC
8.50% due 08/08/19†††,1	1,500,000	1,471,350
0.44% due 08/08/19†††,1	500,000	490,450
Summit Midstream Holdings LLC / Summit
Midstream Finance Corp.
7.50% due 07/01/212	1,800,000	1,944,000
Atlas Energy Holdings Operating Company LLC / Atlas
Resource Finance Corp.
7.75% due 01/15/212	1,425,000	1,239,750
9.25% due 08/15/212	600,000	564,000
Regency Energy Partners, LP / Regency Energy Finance Corp.
8.37% due 06/01/192,5	1,600,000	1,676,000
BreitBurn Energy Partners Limited
Partnership / BreitBurn Finance Corp.
7.88% due 04/15/222	1,800,000	1,602,000
Jones Energy Holdings LLC / Jones Energy Finance Corp.
6.75% due 04/01/222,5	1,100,000	992,750
IronGate Energy Services LLC
11.00% due 07/01/182,5	600,000	588,000
Ultra Resources, Inc.
4.51% due 10/12/20†††	500,000	457,650
American Energy-Permian Basin LLC / AEPB Finance Corp.
7.12% due 11/01/205	500,000	405,000

See notes to financial statements.

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
CORPORATE BONDS†† - 42.7% (continued)
Energy - 5.6% (continued)
Crestwood Midstream Partners, LP / Crestwood
Midstream Finance Corp.
7.75% due 04/01/192	330,000	$ 342,375
Endeavor Energy Resources. LP / EER Finance, Inc.
7.00% due 08/15/212,5	300,000	295,500
Total Energy		18,418,160
Industrial - 4.6%
Princess Juliana International Airport Operating
Company N.V.
5.50% due 12/20/272,5	2,072,154	2,072,154
Dynagas LNG Partners Limited
Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	1,800,000	1,727,999
Marquette Transportation Company LLC / Marquette
Transportation Finance Corp.
10.87% due 01/15/172	1,530,000	1,583,550
Quality Distribution LLC / QD Capital Corp.
9.87% due 11/01/182	1,460,000	1,536,650
BMBG Bond Finance SCA
5.08% due 10/15/203,5	1,200,000 EUR	1,495,058
Odebrecht Offshore Drilling Finance Ltd.
6.62% due 10/01/222,5	1,415,345	1,379,961
Cemex SAB de CV
9.00% due 01/11/182,5	1,210,000	1,270,500
America West Airlines 2001-1 Pass Through Trust
7.10% due 04/02/21†††,2	893,298	987,095
LMI Aerospace, Inc.
7.37% due 07/15/192,5	600,000	594,000
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/192,5	500,000	510,000
CEVA Group plc
7.00% due 03/01/215	500,000	485,000
Atlas Air 1999-1 Class A-1 Pass Through Trust
7.20% due 07/02/202	405,933	416,081
British Airways 2013-1 Class B Pass Through Trust
5.63% due 06/20/202,5	389,417	412,782
Atlas Air 1998-1 Class A Pass Through Trust
7.38% due 07/02/192	269,358	272,052
Atlas Air 2000-1 Class A Pass Through Trust
8.71% due 07/02/212	229,986	237,461
Agua Caliente Band of Cahuilla Indians
6.35% due 10/01/155	184,000	187,503
Total Industrial		15,167,846
Consumer, Non-cyclical - 3.4%
Bumble Bee Holdings, Inc.
9.00% due 12/15/172,5	2,278,000	2,380,510
Vector Group Ltd.
7.75% due 02/15/212	2,190,000	2,348,775
Valeant Pharmaceuticals International, Inc.
6.75% due 08/15/182,5	1,500,000	1,603,125

	Face
	Amount~	Value
CORPORATE BONDS†† - 42.7% (continued)
Consumer, Non-cyclical - 3.4% (continued)
Central Garden and Pet Co.
8.25% due 03/01/182	1,538,000	$ 1,522,620
Midas Intermediate Holdco II LLC / Midas Intermediate
Holdco II Finance, Inc.
7.87% due 10/01/222,5	1,300,000	1,287,000
American Seafoods Group LLC / American Seafoods
Finance, Inc.
10.75% due 05/15/162,5	1,400,000	1,246,000
KeHE Distributors LLC / KeHE Finance Corp.
7.62% due 08/15/212,5	250,000	265,000
R&R Ice Cream plc
8.25% due 05/15/205	300,000 AUD	247,673
Physio-Control International, Inc.
9.87% due 01/15/195	92,000	98,670
Total Consumer, Non-cyclical		10,999,373
Consumer, Cyclical - 2.3%
GRD Holdings III Corp.
10.75% due 06/01/192,5	2,445,000	2,689,499
PF Chang’s China Bistro, Inc.
10.25% due 06/30/202,5	1,255,000	1,264,413
Sabre GLBL, Inc.
8.50% due 05/15/192,5	1,111,000	1,197,103
HP Communities LLC
6.82% due 09/15/535	990,942	1,036,317
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/172,5	600,000	651,000
Guitar Center, Inc.
6.50% due 04/15/195	545,000	472,788
Seminole Hard Rock Entertainment
Incorporated / Seminole Hard Rock International LLC
5.87% due 05/15/212,5	150,000	148,875
Total Consumer, Cyclical		7,459,995
Communications - 2.1%
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/172,5	2,575,000	2,658,687
MDC Partners, Inc.
6.75% due 04/01/202,5	2,350,000	2,426,375
McGraw-Hill Global Education
Holdings LLC / McGraw-Hill Global Education Finance
9.75% due 04/01/21	725,000	813,813
DCP LLC / DCP Corp.
10.75% due 08/15/152,5	500,000	487,438
Avaya, Inc.
7.00% due 04/01/192,5	380,000	371,450
Expo Event Transco, Inc.
9.00% due 06/15/212,5	130,000	134,550
Total Communications		6,892,313
Diversified - 0.8%
Opal Acquisition, Inc.
8.87% due 12/15/212,5	2,325,000	2,435,438

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
CORPORATE BONDS†† - 42.7% (continued)
Diversified - 0.8% (continued)
Harbinger Group, Inc.
7.87% due 07/15/192	300,000	$ 323,250
Total Diversified		2,758,688
Technology - 0.8%
Aspect Software, Inc.
10.62% due 05/15/172	1,660,000	1,572,850
Eagle Midco, Inc.
9.00% due 06/15/182,5	950,000	969,000
Total Technology		2,541,850
Basic Materials - 0.8%
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1	1,153,000	1,153,000
1.00% due 07/31/44†††,1	27,468	–
TPC Group, Inc.
8.75% due 12/15/202,5	980,000	1,016,750
KGHM International Ltd.
7.75% due 06/15/192,5	300,000	315,000
Total Basic Materials		2,484,750
Utilities - 0.7%
LBC Tank Terminals Holding Netherlands BV
6.87% due 05/15/232,5	900,000	945,000
NGL Energy Partners, LP / NGL Energy Finance Corp.
6.87% due 10/15/215	657,000	663,570
Northern Oil and Gas, Inc.
8.00% due 06/01/20	632,000	559,320
Total Utilities		2,167,890
Total Corporate Bonds
(Cost $136,120,947)		140,185,336
SENIOR FLOATING RATE INTERESTS††,3 - 26.1%
Industrial - 6.1%
CareCore National LLC
5.50% due 03/05/21	2,892,500	2,897,938
Rise Ltd.
4.75% due 02/12/39	1,906,250	1,920,547
SIRVA Worldwide, Inc.
7.50% due 03/27/19	1,773,000	1,759,703
CPM Acquisition Corp.
6.25% due 08/29/17	980,698	975,795
10.25% due 03/01/18	530,000	530,000
Knowledge Learning Corp.
5.25% due 03/18/21	1,492,500	1,504,321
HBC Hardware Holdings
6.75% due 03/30/20	1,500,000	1,455,000
Sabre, Inc.
4.00% due 02/19/19	1,234,146	1,224,223
AABS
4.88% due 01/10/38	973,958	984,867
Hunter Defense Technologies
6.50% due 08/05/19	800,000	788,000

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 26.1% (continued)
Industrial - 6.1% (continued)
Flakt Woods
4.76% due 03/20/17†††,1	653,616 EUR	$ 784,257
NaNa Development Corp.
8.00% due 03/15/18	784,412	749,113
VAT Holding AG
4.75% due 02/11/21	746,250	744,071
AlliedBarton Security Services LLC
8.00% due 08/13/21	726,027	721,185
Ranpak
8.25% due 10/03/22	700,000	699,419
Mitchell International, Inc.
8.50% due 10/11/21	700,000	698,950
Mast Global
8.75% due 09/12/19†††,1	475,000	471,152
SI Organization
5.75% due 11/23/19	328,783	328,579
Panolam Industries International, Inc.
7.75% due 08/23/17	310,161	304,734
Doncasters Group Ltd.
9.50% due 10/09/20	165,517	164,483
Carey International, Inc.
9.00% due 07/31/15†††,1	40,228	16,091
Global Aviation Holdings, Inc.
10.00% due 07/13/17†††,1,10	618,730	–
3.00% due 02/13/18†††,1,10	202,291	–
Total Industrial		19,722,428
Technology - 4.2%
Blue Coat Systems, Inc.
4.00% due 05/31/19	2,205,217	2,168,455
EFRONT
6.00% due 10/29/17†††,1	1,500,000	1,484,999
Deltek, Inc.
4.50% due 10/10/18	1,406,592	1,398,152
TIBCO Software, Inc.
6.50% due 11/25/20	1,250,000	1,223,963
Greenway Medical Technologies
6.00% due 11/04/20	1,091,750	1,089,021
Sparta Holding Corp.
6.25% due 07/28/20†††,1	1,000,000	990,525
MRI Software LLC
5.25% due 02/04/21	945,250	938,161
EIG Investors Corp.
5.00% due 11/09/19	933,940	933,940
Peak 10, Inc.
5.00% due 06/17/21	897,750	896,628
Data Device Corp.
5.75% due 07/15/20	894,375	892,139
Active Network, Inc.
5.50% due 11/13/20	596,994	592,265

See notes to financial statements.

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 26.1% (continued)
Technology - 4.2% (continued)
Aspect Software, Inc.
7.25% due 05/07/16	477,855	$ 473,077
GlobalLogic Holdings, Inc.
6.25% due 05/31/19	347,375	342,164
P2 Energy Solutions
9.00% due 04/30/21	200,000	193,000
GOGO LLC
7.50% due 03/21/18	81,151	79,528
Total Technology		13,696,017
Consumer, Cyclical - 3.9%
Lions Gate Entertainment Corp.
5.00% due 07/19/20	2,250,000	2,269,689
STG-Fairway Acquisitions, Inc.
6.25% due 02/28/19	1,280,509	1,277,308
10.50% due 08/28/19†††,1	450,000	446,694
Fitness International LLC
5.50% due 07/01/20	1,321,688	1,305,166
ABRA Auto Body
4.75% due 09/17/21	800,000	803,000
8.25% due 09/19/22	500,000	498,750
National Vision, Inc.
6.75% due 03/11/22	1,200,000	1,113,000
Jacobs Entertainment, Inc.
5.25% due 10/29/18	1,114,165	1,058,456
American Tire Distributors, Inc.
5.75% due 06/01/18	945,321	946,503
Ollies Bargain Outlet
4.75% due 09/28/19	725,502	718,247
Talbots, Inc.
4.75% due 03/19/20	523,684	508,628
Alexander Mann Solutions Ltd.
5.75% due 12/20/19	397,000	395,015
Navistar, Inc.
5.75% due 08/17/17	361,111	363,819
GCA Services Group, Inc.
9.25% due 11/01/20	320,000	319,200
Sears Holdings Corp.
5.50% due 06/30/18	250,000	241,980
Capital Automotive LP
6.00% due 04/30/20	210,000	212,100
Deb Stores Holding LLC
1.50% due 10/11/16†††,1	640,485	147,311
Armored AutoGroup, Inc.
6.00% due 11/05/16	123,601	123,370
CKX Entertainment, Inc.
9.00% due 06/21/17	96,850	82,323
Fleetpride Corp.
5.25% due 11/19/19	78,547	77,172
Total Consumer, Cyclical		12,907,731

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 26.1% (continued)
Consumer, Non-cyclical - 2.9%
Performance Food Group
6.25% due 11/14/19	1,886,237	$ 1,875,636
Harvard Drug
5.00% due 08/16/20	1,549,535	1,545,009
Albertson’s (Safeway) Holdings LLC
4.50% due 08/25/21	1,150,000	1,152,875
AdvancePierre Foods, Inc.
9.50% due 10/10/17	1,131,000	1,116,863
Arctic Glacier Holdings, Inc.
5.00% due 05/10/19	998,777	983,796
Mitel Networks Corp.
5.25% due 01/31/20	642,491	642,491
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21	497,500	493,769
CTI Foods Holding Co. LLC
8.25% due 06/28/21	450,000	439,875
Pelican Products, Inc.
5.25% due 04/10/20	398,000	394,518
NES Global Talent
6.50% due 10/03/19	390,000	386,100
Hostess Brands
6.75% due 04/09/20	298,500	304,658
Targus Group International, Inc.
12.00% due 05/24/16†††,1	230,096	192,130
Rite Aid Corp.
5.75% due 08/21/20	100,000	100,833
Catalent Pharma Solutions, Inc.
6.50% due 12/31/17	14,727	14,709
Total Consumer, Non-cyclical		9,643,262
Financial - 2.4%
National Financial Partners Corp.
4.50% due 07/01/20	1,591,965	1,578,704
Trademonster
7.25% due 08/29/19†††,1	1,500,000	1,492,857
Safe-Guard
6.25% due 08/19/21	1,400,000	1,393,000
Magic Newco, LLC
12.00% due 06/12/19	750,000	813,750
DTZ US Borrower LLC
5.50% due 11/01/21	626,667	629,017
Expert Global Solutions
8.50% due 04/03/18	627,000	623,865
American Stock Transfer & Trust
5.75% due 06/26/20	483,247	477,511
AmWINS Group, LLC
5.00% due 09/06/19	349,113	349,403
RCS Capital
6.50% due 04/29/19	214,000	199,555
HDV Holdings
5.75% due 12/18/18	127,035	126,334

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 26.1% (continued)
Financial - 2.4% (continued)
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20	116,932	$ 114,009
Total Financial		7,798,005
Communications - 2.3%
Avaya, Inc.
6.50% due 03/31/18	2,302,552	2,290,396
4.66% due 10/26/17	1,408,885	1,367,506
Anaren, Inc.
9.25% due 08/18/21	1,000,000	990,000
5.50% due 02/18/21	992,500	985,056
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	1,145,996	1,145,812
Asurion Corp.
5.00% due 05/24/19	791,895	788,078
GOGO LLC
11.25% due 03/21/18	97,442	103,288
Total Communications		7,670,136
Energy - 1.8%
PSS Companies
5.50% due 01/28/20	1,896,699	1,868,248
FTS International
5.75% due 04/16/21	1,472,727	1,397,869
Callon Petroleum Co.
8.50% due 10/08/21	1,054,000	1,027,650
Cactus Wellhead
7.00% due 07/31/20	1,000,000	945,000
Floatel International Ltd.
6.00% due 06/27/20	742,500	705,375
Total Energy		5,944,142
Basic Materials - 1.0%
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/19	1,710,614	1,661,433
Styrolution US Holding
6.50% due 11/07/19	800,000	799,000
Hoffmaster Group, Inc.
5.25% due 05/09/20	748,125	745,320
Ennis Flint Road Infrastructure
7.75% due 09/30/21	140,000	127,400
Total Basic Materials		3,333,153
Utilities - 1.0%
Expro Holdings UK 3 Ltd.
5.75% due 09/02/21	1,400,000	1,348,662
Panda Stonewall
6.50% due 11/12/21	1,200,000	1,212,000
ExGen Renewables I LLC
5.25% due 02/06/21	703,906	710,945
Total Utilities		3,271,607
Transportation - 0.5%
Ceva Group Plc (United Kingdom)
6.50% due 03/19/21	589,655	557,107
Rise Ltd.
6.50% due 02/12/39	476,563	478,945

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 26.1% (continued)
Transportation - 0.5% (continued)
Ceva Logistics US Holdings
6.50% due 03/19/21	274,483	$ 259,331
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/21	199,000	188,015
Ceva Logistics Canada, ULC
6.50% due 03/19/21	34,310	32,416
Total Transportation		1,515,814
Total Senior Floating Rate Interests
(Cost $86,789,913)		85,502,295
COLLATERALIZED MORTGAGE OBLIGATION†† - 4.1%
Nomura Resecuritization Trust 2012-1R
2012-1R,0.59% due 08/27/473,5	4,169,956	3,857,210
GMAC Commercial Mortgage Asset Corp.
2003-PRES,6.24% due 10/10/41†††,5	1,446,948	1,525,228
2003-STEW,6.40% due 11/10/43†††,5	1,000,000	981,500
Capmark Military Housing Trust
2007-AETC,5.74% due 02/10/52†††,2,5	1,951,501	1,892,176
BBCMS Trust 2013-TYSN
2013-TYSN,3.70% due 09/05/322,5	1,500,000	1,447,584
GreenPoint Mortgage Funding Trust 2006-AR1
2006-AR1,0.44% due 02/25/363	1,695,613	1,418,736
TBW Mortgage Backed Pass-Through Certificates
2006-6,6.04% due 01/25/377	1,707,565	903,302
2006-6,5.75% due 01/25/377	724,427	416,183
Wachovia Bank Commercial Mortgage Trust
Series 2007-WHALE 8
2007-WHL8,0.85% due 06/15/203,5	730,305	704,835
BAMLL-DB Trust
2012-OSI,6.78% due 04/13/292,5	400,000	422,644
Total Collateralized Mortgage Obligation
(Cost $12,926,113)		13,569,398
MUNICIPAL BONDS†† - 2.1%
Puerto Rico - 1.3%
Puerto Rico Highways & Transportation Authority
Revenue Bonds
5.25% due 07/01/35	1,000,000	1,004,970
5.50% due 07/01/28	750,000	785,858
4.95% due 07/01/262	380,000	379,985
Commonwealth of Puerto Rico General Obligation Unlimited
5.00% due 07/01/35	1,600,000	1,578,175
Puerto Rico Municipal Finance Agency General
Obligation Unlimited
5.00% due 08/01/27	500,000	501,200
Total Puerto Rico		4,250,188
Illinois - 0.8%
State of Illinois General Obligation Unlimited
5.65% due 12/01/382	1,250,000	1,324,538
State of Illinois
6.90% due 03/01/35	1,000,000	1,160,100
Total Illinois		2,484,638
Total Municipal Bonds
(Cost $6,511,067)		6,734,826

See notes to financial statements.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2014

	Face
	Amount~	Value
FOREIGN GOVERNMENT BONDS†† - 1.0%
El Salvador Government International Bond
6.37% due 01/18/272,5	1,750,000	$ 1,798,125
Kenya Government International Bond
6.88% due 06/24/242,5	1,350,000	1,443,150
Total Foreign Government Bonds
(Cost $3,113,473)		3,241,275
Total Investments - 149.5%
(Cost $481,728,571)		490,438,791

	Contracts	Value
CALL OPTIONS WRITTEN† - (0.2)%
Call options on:
Financial Select Sector SPDR Fund Expiring December 2014
with strike price of $25.00	636	$ (2,544)
SPDR S&P MidCap 400 ETF Trust Expiring December 2014
with strike price of $270.00	117	(4,680)
Consumer Discretionary Select Sector SPDR Fund Expiring
December 2014 with strike price of $71.00	219	(29,018)
Technology Select Sector SPDR Fund Expiring December 2014
with strike price of $42.00	687	(50,838)
SPDR Dow Jones Industrial Average ETF Trust Expiring
December 2014 with strike price of $179.00	519	(61,761)
Powershares QQQ Trust Series 1 Expiring December 2014
with strike price of $105.00	1,184	(216,080)
SPDR S&P 500 ETF Trust Expiring December 2014 with
strike price of $207.00	1,492	(322,272)
Total Call Options Written
(Premiums received $538,462)		(687,193)
Other Assets & Liabilities, net - (49.3)%		(161,724,641)
Total Net Assets - 100.0%		$ 328,026,957

~	The principal amount is denominated in U.S. Dollars unless otherwise indicated.
*	Non-income producing security.
**	Less than 0.1%.
†	Value determined based on Level 1 inputs, unless otherwise noted —See
Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted —See
Note 4.
†††	Value determined based on Level 3 inputs —See Note 4.
1	Security was fair valued by the Valuation Committee at November 30, 2014.
The total market value of fair valued securities amounts to $9,140,819, (cost
$10,183,924) or 2.8% of total net assets.
2	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded commitments and reverse repurchase agreements.
As of November 30, 2014, the total amount segregated was $205,054,300.
3	Variable rate security. Rate indicated is rate effective at November 30, 2014.
4	Perpetual maturity.
5	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $199,816,901 (cost $192,265,222), or 60.9%
of total net assets.
6	Security represents cover for outstanding written options.
7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8	Security has no stated coupon. However, it is expected to receive residual cash-
flow payments on defined deal dates.
9	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
10	Company has filed for protection in federal bankruptcy court.

Country Diversification
% of Long-Term
Country	Investments
United States	90.5%
Canada	1.3%
United Kingdom	1.1%
Luxembourg	0.9%
Marshall Islands	0.9%
Cayman Islands	0.8%
Bermuda	0.7%
Jersey	0.6%
Saint Maarten	0.4%
Sweden	0.4%
France	0.4%
El Salvador	0.4%
Switzerland	0.3%
Netherlands	0.3%
Kenya	0.3%
Mexico	0.3%
Ireland	0.2%
Peru	0.2%
Norway	0.0%*
Australia	0.0%*
Total Long-Term Investments	100.0%
*Less than 0.1%

AG – Stock Corporation
BV – Limited Liability Company
CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
EUR – Euro
FCB – Farmers Credit Bureau
GBP – Great Britain Pound
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
SA – Corporation
S&P – Standard & Poor’s
SAB de CV – Publicly Traded Company
SCA – Limited Partnership

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 17

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2014

ASSETS:
Investments, at value (cost $481,728,571)	$490,438,791
Foreign currency, at value (cost $8,234)	8,130
Cash	1,310,754
Restricted cash	1,417,000
Unrealized appreciation on forward foreign currency exchange contracts	47,566
Receivables:
Interest	4,113,278
Investments sold	798,935
Tax reclaims	5,508
Other assets	4,610
Total assets	498,144,572
LIABILITIES:
Reverse repurchase agreements	90,696,633
Borrowings	62,438,955
Options written, at value (premiums received of $538,462)	687,193
Interest due on borrowings	248,769
Unrealized depreciation on unfunded commitments	4,204
Unrealized depreciation on forward foreign currency exchange contracts	303
Payable for:
Investments purchased	14,985,542
Investment advisory fees	394,851
Excise tax	276,000
Offering costs payable	182,981
Administration fees	8,884
Accrued expenses and other liabilities	193,300
Total liabilities	170,117,615
NET ASSETS	$328,026,957
NET ASSETS CONSIST OF:
Common Stock, $0.01 par value per share, unlimited number of shares authorized,
16,478,390 shares issued and outstanding	$164,784
Paid-in capital	318,520,145
Distributions in excesss of net investment income	(2,567,884)
Undistributed net realized gain on investments	3,306,489
Net unrealized appreciation on investments	8,603,423
NET ASSETS	$328,026,957
Shares outstanding ($0.01 par value with unlimited amount authorized)	16,478,390
Net asset value, offering price and repurchase price per share	$19.91

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	November 30, 2014
For the Six Months ended November 30, 2014 (Unaudited)

INVESTMENT INCOME:
Interest	$12,763,132
Dividends	788,529
Total investment income	13,551,661
EXPENSES:
Investment advisory fees	2,327,801
Interest expense	722,246
Excise tax expense	276,000
Professional fees	83,177
Trustee fees	57,212
Fund accounting fees	57,140
Administration fees	54,076
Printing expense	30,870
Custodian fees	21,368
Registration and filings	15,738
Transfer agent fees	10,722
Insurance	8,647
Miscellaneous	2,489
Total expenses	3,667,486
Net investment income	9,884,175
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	970,144
Foreign currency transactions	530,480
Options written	(1,892,646)
Swap agreements	(138,846)
Net realized loss	(530,868)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,984,931)
Swap agreements	101,796
Foreign currency translation	4,836
Written options	677,816
Unfunded commitments	3,496
Net change in unrealized appreciation (depreciation)	(3,196,987)
Net realized and unrealized loss	(3,727,855)
Net increase in net assets resulting from operations	$6,156,320

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 19

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2014

	Period Ended
	November 30, 2014	Year Ended
	(Unaudited)	May 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,884,175	$20,932,468
Net realized gain (loss) on investments	(530,868)	9,582,722
Net change in unrealized depreciation on investments	(3,196,987)	(5,129,886)
Net increase in net assets resulting from operations	6,156,320	25,385,304
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(17,424,589)	(26,520,608)
Capital gains	–	(5,245,435)
Total distributions to shareholders	(17,424,589)	(31,766,043)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	20,481,708	36,604,049
Reinvestments	938,752	1,529,910
Common share offering costs charged to paid-in capital	(126,035)	(223,160)
Net increase in net assets resulting from share transactions	21,294,425	37,910,799
Net increase in net assets	10,026,156	31,530,060
NET ASSETS:
Beginning of period	318,000,801	286,470,741
End of period	$328,026,957	$318,000,801
Accumulated undistributed (distributions in excess of) net
investment income at end of period	$(2,567,884)	$4,972,530

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	November 30, 2014
For the six months ended November 30, 2014 (Unaudited)

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$6,156,320
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized depreciation on investments	3,984,931
Net change in unrealized appreciation on written options	(677,816)
Net change in unrealized appreciation on swaps	(101,796)
Net change in unrealized appreciation on unfunded commitments	(3,496)
Net change in unrealized depreciation on foreign currency translation	(4,836)
Net realized gain on investments	(970,144)
Net realized loss on written options	1,892,646
Net accretion of bond discount and amortization of bond premium	(2,369,629)
Net realized gains on paydowns received	(242,676)
Purchase of long-term investments	(330,528,436)
Paydowns received on mortgage and asset backed securities	29,534,713
Proceeds from written options	2,933,103
Cost of closing written options	(4,007,082)
Proceeds from sale of long-term investments	245,711,964
Net sales of short-term investments	15,652,671
Decrease in dividends receivable	68,504
Increase in interest receivable	(552,904)
Decrease in securities sold receivable	1,845,363
Decrease in receivable for fund shares sold through at-the-market offering	536,950
Increase in tax reclaims receivable	(5,508)
Decrease in other assets	3,874
Increase in payable for securities purchased	8,199,092
Increase in excise tax fee payable	276,000
Increase in interest due on borrowings	139,946
Increase in advisory fee payable	11,521
Increase in offering cost payable	68,139
Increase in administration fee payable	189
Decrease in accrued expenses and other liabilities	(12,313)
Net Cash Used In Operating and Investing Activities	(22,460,710)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	20,481,708
Distributions to common shareholders	(17,424,589)
Increase in reverse repurchase agreements	15,055,609
Proceeds from borrowings	8,650,000
Payments made on borrowings	(7,000,000)
Offering costs in connection with the issuance of common shares	(126,035)
Net Cash Provided by Financing Activities	19,636,693
Net decrease in cash	(2,824,017)
Cash (including restricted cash) at Beginning of Period	5,559,901
Cash (including foreign currency and restricted cash) at End of Period	$2,735,884
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$582,300
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$938,752
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the period	$1,036,227
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received on
payment-in-kind bonds	$39,030

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 21

FINANCIAL HIGHLIGHTS	November 30, 2014

	Period Ended November 30, 2014 (Unaudited)		Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010
Per Share Data:
Net asset value, beginning of period	$20.56		$20.95	$19.00	$20.11	$17.56	$12.42
Income from investment operations:
Net investment income(a)	0.62		1.44	1.68	1.80	1.94	1.76
Net gain (loss) on investments (realized and unrealized)	(0.18)		0.35	2.22	(1.06)	2.49	5.23
Total from investment operations	0.44		1.79	3.90	0.74	4.43	6.99
Less distributions from:
Net investment income	(1.09)		(1.82)	(1.78)	(1.85)	(1.88)	(1.85)
Capital gains	—		(0.36)	(0.17)	—	—	—
Total distributions to shareholders	(1.09)		(2.18)	(1.95)	(1.85)	(1.88)	(1.85)
Net asset value, end of period	$19.91		$20.56	$20.95	$19.00	$20.11	$17.56
Market Value, end of period	$21.89		$21.83	$21.91	$21.08	$22.32	$17.46
Total Return (b)
Net asset value	2.18%		9.20%	21.37%	4.09%	26.14%	59.06%
Market value	5.69%		10.71%	14.10%	3.81%	40.85%	70.37%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$328,027		$318,001	$286,471	$207,346	$187,333	$161,783
Ratio to average net assets applicable to Common Shares:
Net investment income, including interest expense	6.10	%(g)	7.07%	8.30%	9.45%	10.20%	11.30%
Total expenses, including interest expense(c)(f)	2.18	%(g)	2.28%	2.47%	2.55%	2.69%	2.97%
Portfolio turnover rate(d)	53%		95%	165%	112%	64%	67%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$153,136		$136,430	$115,573	$83,842	$80,670	$69,117
Asset Coverage per $1,000 of indebtedness(e)	$3,142		$3,331	$3,479	$3,473	$3,322	$3,341

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.03% for the six months ended November 30, 2014, 0.03% for the year ended May 31, 2014, 0.05% for the year ended May 31, 2013, 0.04% for the year ended May 31, 2012, 0.03% for the year ended May 31, 2011, and 0.05% for the year ended May 31, 2010.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	Excluding interest expense, the operating expense ratios for the six months ended November 30, 2014 and years ended May 31 would be:

November 30,		May 31,	May 31,	May 31,	May 31,	May 31,
2014		2014	2013	2012	2011	2010
1.73%	(g)	1.78%	1.81%	1.78%	1.85%	1.98%

(g)	Annualized.

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2014

Note 1 – Organization:

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market, or price derived from significant observable inputs and is also compared to broker quote (matrixed). If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee.

Listed options are valued at the Official Settlement Price listed in by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Adviser are authorized to use to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Adviser, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the six months ended November 30, 2014, the Fund recognized an increase of interest income and a decrease of net realized gain of $242,676. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

As of November 30, 2014, the Fund had no swap contracts outstanding.

(e) Covered Call and Put Options

The Fund will pursue its investment objective by employing an option strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. The maximum exposure the Fund has at risk when purchasing an option is the premium paid. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

(g) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

(h) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS serves as the accounting agent for the Fund. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum Annual Charge Per Fund	$50,000
Certain Out of Pocket Charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2014.

	Level 1	Level 2	Level 3		Total
Assets:
Corporate Bonds	$–	$135,367,366	$4,817,970		$140,185,336
Asset Backed
Securities	–	146,691,079	7,487,305		154,178,384
Collateralized
Mortgage
Obligations	–	9,170,494	4,398,904		13,569,398
Senior Floating
Rate Interests	–	79,476,279	6,026,016		85,502,295
Municipal Bonds	–	6,734,826	–		6,734,826
Foreign Government
Bonds	–	3,241,275	–		3,241,275
Common Stocks	450,341	–	3		450,344
Preferred Stocks	24,049,637	–	–		24,049,637
Exchange Traded
Funds	61,828,920	–	–		61,828,920
Warrant	–	–	–	*	–
Money Market
Fund	698,376	–	–		698,376
Forward Exchange
Currency
Contracts	–	47,566	–		47,566
Total Assets	$87,027,274	$380,728,885	$22,730,198		$490,486,357
Liabilities:
Options Written	687,193	–	–		687,193
Forward Exchange
Currency
Contracts	–	303	–		303
Unfunded
Commitments	–	4,204	–		4,204
Total Liabilities	$687,193	$4,507	$–		$691,700
* Market value is less than minimum amount disclosed.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although Indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Fund’s fair valuation guidelines were recently revised to transition such monthly indicative quoted securities from Level 2 to Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Ending Balance			Unobservable
Category	at 11/30/14	Valuation Technique	Inputs
Corporate Bonds	$1,703,170	Monthly Broker Quote	Indicative Quote
Corporate Bonds	$3,114,800	Monthly Model Price	Trade Price
Asset Backed Securities	$7,487,305	Monthly Broker Quote	Indicative Quote
Senior Floating	$5,833,886	Enterprise Value	Valuation
Rate Interests			Multiple*
Senior Floating	$ 192,130	Broker Mark	Indicative Quote
Rate Interests
Collateralized	$4,398,904	Monthly Broker Quote	Indicative Quote
Mortgage Obligations
* Valuation multiples utilized ranged from 4 to 24.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period. The Fund recognized transfers between the levels as of the beginning of the period. As of November 30, 2014, the Fund had securities with a total value of $11,861,401 transferred from Level 2 to Level 3 due to lack of a vendor price. The Fund had securities with a total value of $23,495,353 transferred from Level 3 to Level 2 due to availability of market price information at the period end. See the tables below for changes to Level 3.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the six months ended November 30, 2014:

Assets	Total
Beginning Balance at 5/31/2014
Corporate Bonds	$737,150
Asset Backed Securities	20,201,614
Senior Floating Rate Interests	13,181,702
Common Stocks	3
Paydowns Received
Corporate Bonds	(55,091)
Asset Backed Securities	(785,293)
Collateralized Mortgage Obligations	(9,026)
Senior Floating Rate Interests	(4,935,516)
Payment-in-kind Distributions Received
Senior Floating Rate Interests	39,030
Realized Gain/Loss
Asset Backed Securities	23,898
Collateralized Mortgage Obligations	73
Senior Floating Rate Interests	94
Change in Unrealized Gain/Loss
Corporate Bonds	(44,542)
Asset Backed Securities	356,491
Collateralized Mortgage Obligations	169,131
Senior Floating Rate Interests	(121,068)
Purchases
Corporate Bonds	3,123,000
Senior Floating Rate Interests	2,482,500
Transfers into Level 3
Corporate Bonds	1,057,453
Asset Backed Securities	4,103,836
Collateralized Mortgage Obligations	4,238,726
Senior Floating Rate Interests	2,461,386
Transfers out of Level 3
Asset Backed Securities	(16,413,241)
Senior Floating Rate Interests	(7,082,112)
Ending Balance at 11/30/2014
Corporate Bonds	4,817,970
Asset Backed Securities	7,487,305
Collateralized Mortgage Obligations	4,398,904
Senior Floating Rate Interests	6,026,016
Common Stocks	3
Total Level 3 Holdings	$22,730,198

Note 5 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”),applicable to regulated investment companies.

The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

As of November 30, 2014, the cost and related unrealized appreciation and depreciation of securities for Federal income tax purposes, were as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives and Foreign Currency
$482,608,516	$22,800,346	$(14,970,071)	$7,830,275	$(102,653)

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and non-real estate investment trust return of capital.

As of May 31, 2014 (the most recent fiscal year end for federal income tax purposes) the tax components of accumulated earnings/losses on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains/ Accumulated Capital and Other Losses	Net Unrealized Appreciation
$12,007,536	$(2,159,032)	$10,882,047

For the year ended May 31, 2014 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Distributions paid from	2014
Ordinary income	$26,520,608
Long-term capital gain	5,245,435
$31,766,043

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

Note 6 – Investments in Securities:

During the six months ended November 30, 2014, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $330,528,436 and $245,711,964, respectively.

Note 7 – Derivatives:

As part of its investment strategy, the Fund utilizes a variety of derivative instruments including options, forwards and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

(a) Covered Call Options and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund entered into written option contracts during the six months ended November 30, 2014.

Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of the period	3,631	$ 756,021
Options written during the period	25,897	2,933,104
Options closed during the period	(17,998)	(2,114,436)
Options assigned during the period	(6,676)	(1,036,227)
Options outstanding, end of period	4,854	$ 538,462

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a predetermined percentage or fall below a pre- determined floor. With respect to certain Counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against Counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain Counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund may utilize index swap transactions to manage its exposure to various securities markets, changes in interest rates, or currency values. Index swap transactions allow the Fund to receive the appreciation/depreciation of the specified index over a specified time period in exchange for an agreed upon fee paid to the counterparty.

The Fund did not have any swap agreements outstanding as of November 30, 2014.

(c) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

As of November 30, 2014, the following forward exchange currency contracts were outstanding:

Contracts to Sell		Counterparty	Settlement Date	Settlement Value	Value as of 11/30/14	Net Unrealized Appreciation/ (Depreciation)
AUD	690,000
for USD	600,208	The Bank of New York Mellon	12/05/2014	$ 600,208	$ 586,814	$13,394
EUR	2,800,000
for USD	3,502,584	The Bank of New York Mellon	12/05/2014	3,502,584	3,481,757	20,827
EUR	310,000
for USD	385,177	The Bank of New York Mellon	12/05/2014	385,177	385,480	(303)
GBP	350,000
for USD	560,113	The Bank of New York Mellon	12/05/2014	560,113	546,768	13,345
Total unrealized appreciation for forward exchange currency contracts						$47,263

(d) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of November 30, 2014.

Statement of Asset and Liabilities Presentation of
Fair Values of Derivative Instruments (value in $000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
Primary Risk Exposure	Location	Fair Value	Location	Fair Value
Equity risk	Investments		Options
	in securities	$ –	Written	$687
Foreign exchange risk	Unrealized		Unrealized
	appreciation		depreciation
	on forward		on forward
	exchange		exchange
	currency		currency
	contracts	48	contracts	–*
Total		$48		$687

* Market value is less than minimum amount disclosed.

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended November 30, 2014.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk		Foreign Currency
Exposure	Options	Transactions	Swaps	Total
Equity risk	$ (1,893)	$ –	$ –	$ (1,893)
Foreign exchange
risk	–	530	–	530
Interest rate risk	–	–	(150)	(150)
Credit risk	–	–	11	11
Total	$ (1,893)	$ 530	$ (139)	$ (1,502)
Change in Unrealized Appreciation (Depreciation) on Derivatives (value in $000s)
Primary Risk		Foreign Currency
Exposure	Options	Transactions	Swaps	Total
Equity risk	$ 678	$ –	$ –	$ 678
Foreign exchange
risk	–	5	–	5
Interest rate risk	–	–	110	110
Credit risk	–	–	(8)	(8)
Total	$ 678	$ 5	$ 102	$ 785

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

Derivative Volume

Swaps:

The Fund decreased the volume of activity in swaps during the six months ended November 30, 2014 with an average notional balance of approximately $5,589,666. At November 30, 2014, there were no swap agreements outstanding.

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$1,606,717
Average Settlement Value Sold	1,556,599
Ending Settlement Value Purchased	–
Ending Settlement Value Sold	5,048,082

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure.

The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of November 30, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/offsetting provisions are detailed in the following table.

		Gross Amounts	Net Amounts of Assets	Gross Amounts Not
	Gross Amounts	Offset in the	Presented in the	Offset in the
	of Recognized	Statement of	Statement of	Statement of Assets	Net
Description	Assets	Assets and Liabilities	Assets and Liabilities	and Liabilities	Amount
Forward Exchange Currency Contract	$47,566	$ –	$47,566	$303	$47,263

		Gross Amounts	Net Amounts of Liabilities	Gross Amounts Not
	Gross Amounts	Offset in the	Presented in the	Offset in the
	of Recognized	Statement of	Statement of	Statement of Assets	Net
Description	Liabilities	Assets and Liabilities	Assets and Liabilities	and Liabilities	Amount
Reverse Repurchase Agreement	$90,696,633	$ –	$90,696,633	$90,696,633	$ –
Forward Exchange Currency Contract	303	–	303	303	–

Note 8 – Leverage:

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the six months ended November 30, 2014, the average daily balance for which reverse repurchase agreements were outstanding amounted to $80,328,353. The weighted average interest rate was 0.96%. As of November 30, 2014, there was $90,696,633 in reverse repurchase agreements outstanding.

As of November 30, 2014, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	0.50% – 1.98%	12/04/14 – 03/11/15	$46,298,727
Barclays Capital, Inc.	0.05%-0.25%	Open Maturity	5,063,886
Credit Suisse
Securities LLC	0.50% – 0.95%	12/08/14 – 02/11/15	19,908,927
Goldman Sachs	1.03%	01/22/15	393,000
Merrill Lynch	1.58% – 2.02%	01/26/15 – 02/04/15	6,796,000
Morgan Stanley, Inc.	0.65%	02/02/15	964,593
Nomura	1.23%	01/21/15	6,990,000
RBC Capital	0.47%-0.75%	02/10/15	3,317,500
Wells Fargo Bank, Ltd.	1.51%	01/05/15	964,000
			$90,696,633

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2014

Borrowings

On November 20, 2008, the Fund entered into a $30,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. On February 15, 2012, the $30,000,000 revolving credit agreement was increased to $40,000,000 and effective August 12, 2012, it increased again to $50,000,000. On January 25, 2013, the credit line was increased to $65,000,000. On August 26, 2013, the credit line was increased to $80,000,000. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. As of November 30, 2014, there was $62,438,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the six months ended November 30, 2014, was $61,040,594 with a related average interest rate of 1.10%. The maximum amount outstanding during the six months ended November 30, 2014 was $62,438,955. As of November 30, 2014, the total value of securities segregated and pledged as collateral in connection with borrowings was $32,445,786.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of November 30, 2014. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2014, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $172,608,514. The unrealized depreciation on these commitments of $4,204 as of November 30, 2014 is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

As of November 30, 2014, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

			Unrealized
	Expiration	Principal	Appreciation/
Borrower	Date	Amount	(Depreciation)
Acosta, Inc.	09/26/2019	$ 611,111	$(2,817)
Acosta, Inc.	09/26/2019	488,889	(2,254)
CareCore National LLC	06/10/2015	1,000,000	–
DTZ US Borrower LLC	10/28/2021	373,333	–
IntraWest Holdings	12/10/2018	200,000	867
			$(4,204)

Note 10 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 16,478,390 issued and outstanding.

Transactions in common shares were as follows:

	Six Months ended	Year ended
	November 30, 2014	May 31, 2014
Beginning Shares	15,467,075	13,672,683
Common shares issued through at-the-market offering	965,929	1,720,207
Shares issued through dividend reinvestment	45,386	74,185
Ending Shares	16,478,390	15,467,075

On April 8, 2011, the Fund’s shelf registration allowing delayed or continuous offering of common shares became effective and a post-effective amendments thereto became effective on January 4, 2012 and September 28, 2012. The shelf registration statement allows for the issuance of up to $100,000,000 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time through Cantor Fitzgerald & Co. as agent for the Fund.

On October 26, 2013, the Fund’s new shelf registration allowing for delayed or continuous offering of additional shares became effective and a post-effective amendment thereto became effective on October 3, 2014. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,977,022 shares.

The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the six months ended November 30, 2014, the Fund incurred $126,035 of expenses associated with the at-the market offerings.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 31

November 30, 2014

Note 11 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On December 1, 2014, the Fund declared a monthly dividend to common shareholders of $0.1821 per common share. The dividend was payable on December 31, 2014, to shareholders of record on December 15, 2014.

On January 2, 2015, the Fund declared a monthly dividend to common shareholders of $0.1821 per common share. The dividend is payable on January 30, 2015, to shareholders of record on January 15, 2015.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2014

Federal Income Tax Information

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Trustees

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2007	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	None.
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	88	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	88	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	88
Current: Zincore Metals, Inc. (2009-present).

Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg	Trustee and Chairman of the Nominating and Governance Committee	Since 2007	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999)	94	Current: Edward-Elmhurst (1953) Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88
Current: Fort Hays State University Foundation (1999-present);
Stormont-Vail Foundation (2013-present); Topeka Community
Foundation (2009-present);
University of Minnesota Healthcare
Alumni Association Foundation
(2009-present).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2014

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustee continued:
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2007	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	91	Former: Bennett Group of Funds (2011-2013).
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	222	Current: Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Karn, Nyberg and Toupin are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2015.
-
Messrs. Barnes, Cacciapaglia and Friedrich are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.

***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

Officers

The Officers of the Guggenheim Strategic Opportunities Fund, who are not trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2014

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers continued:
James M. Howley (1972)	Assistant Treasurer	Since 2007	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee (1961)	Chief Legal Officer	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen (1978)	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2011
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex
(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 35

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2014

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

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FUND INFORMATION	November 30, 2014

Board of Trustees	Principal Executive	Investment Adviser	Custodian
Randall C. Barnes	Officers	Guggenheim Funds	The Bank of New York Mellon
	Donald C. Cacciapaglia	Investment Advisors, LLC	New York, NY
Donald C. Cacciapaglia*	Chief Executive Officer	Chicago, IL
Legal Counsel
Donald A. Chubb	Joanna M. Catalucci	Investment Sub-Adviser	Skadden, Arps, Slate,
	Chief Compliance Officer	Guggenheim Partners	Meagher & Flom LLP
Jerry B. Farley		Investment	New York, NY
	Amy J. Lee	Management, LLC
Roman Friedrich III	Chief Legal Officer	Santa Monica, CA	Independent Registered Public
Accounting Firm
Robert B. Karn III	Mark E. Mathiasen	Administrator &	Ernst & Young LLP
	Secretary	Accounting Agent	McLean, VA
Ronald A. Nyberg		Rydex Fund Services, LLC
	John L. Sullivan	Rockville, MD
Maynard F. Oliverius	Chief Financial
Officer, Chief
Ronald E. Toupin, Jr.,	Accounting Officer
Chairperson	and Treasurer

* Trustee is an “interested per-
son” (as defined in section
2(a)(19) of the 1940 Act) (“Inter-
ested Trustee”) of the Trust be-
cause of his position as the
President and CEO of the Invest-
ment Adviser and Distributor.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Credit Allocation Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 39

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 W. Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GOF-SAR-1114

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)       Not applicable.

 (b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Strategic Opportunities Fund

By:         /s/ Donald C. Cacciapaglia

Name:    Donald C. Cacciapaglia

Title:      Chief Executive Officer

Date:      February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Donald C. Cacciapaglia

Name:    Donald C. Cacciapaglia

Title:      Chief Executive Officer

Date:      February 6, 2015

By:         /s/ John L. Sullivan

Name:    John L. Sullivan

Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      February 6, 2015